SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

VIKING CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Utah	0-22744	87-0442090
(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		identification number)

5420 LBJ Freeway, Dallas, TX 75240
(Address of principal executive offices and zip code)

(972) 386-9996
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

The board of directors has voted in favor of filing a Form 15 to suspend the Company’s reporting requirements under the Securities Exchange Act of 1934, as amended. The board of directors has further authorized and empowered the Company’s officers to file a Form 15 immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING CAPITAL GROUP, INC.

	By:	/s/ Joseph Arcaro
Joseph Arcaro President
Dated: April 23, 2010